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                        STOCKHOLDERS JOINDER AGREEMENT

            THIS AGREEMENT (this "Agreement") is made as of December 31, 1997, by and among U.S. Aggregates, Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV Limited Partnership ("GTCR"), and Jeanne
T. Richey (the "Executive").

            WHEREAS, the Company, GTCR and certain other stockholders of the Company are parties to a Stockholders Agreement, dated as of January 24, 1994, as amended (the "Stockholders Agreement").

            WHEREAS, the Company and Hobart Richey, the spouse of the Executive, have entered into a Consultant Stock Agreement, dated as of January 24, 1994, pursuant to which Hobart Richey has acquired shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), such Common Stock being subsequently transferred to Executive.

            WHEREAS, the Company and GTCR desire to provide the Executive rights under the Stockholders Agreement as set forth herein.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. Addition of the Executive. The parties hereto agree that, by and upon execution of this Agreement, the Executive shall be a party to the Stockholders Agreement, shall be an Executive (as defined in the Stockholders Agreement), a Stockholder (as defined in the Stockholders Agreement) and a holder of Executive Stock (as defined in the Stockholders Agreement) and Stockholder Shares (as defined in the Stockholders Agreement) and shall be entitled to the rights and benefits and subject to the duties and obligations of an Executive, a Stockholder, and a holder of Executive Stock and Stockholder Shares thereunder, as fully as if the Executive had been an original signatory thereto in such capacity.

            2. Continuing Effect. This Agreement shall not constitute an amendment or waiver of any provision of the Stockholders Agreement, which shall continue and remain in full force and effect in accordance with its terms.

            3. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            4. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal law, and not the law of conflicts, of Delaware.

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            5. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                            *  *  *  *  *  *  *  *


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            IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.

                                        U.S. AGGREGATES, INC.


                                        /s/ Michael Stone
                                        --------------------------------------
                                        By: Michael Stone
                                        --------------------------------------
                                        Its:
                                        --------------------------------------


                                        GOLDER, THOMA, CRESSEY, RAUNER
                                        FUND IV LIMITED PARTNERSHIP

                                        By: Golder, Thoma, Cressey, Rauner, Inc.
                                        Its:  General Partner

                                        /s/ David Donnini
                                        ----------------------------------
                                        By: David Donnini
                                           -------------------------------
                                        Its: Principal
                                           -------------------------------
                                        /s/ Jeanne T. Richey
                                        ----------------------------------
                                        Jeanne T. Richey


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